Exhibit 99.1

	Three Months Ended
	July 26, 2008	July 28, 2007	July 29, 2006

Revenue:
Educational Resources	$ 252,250	$ 255,365	$ 258,964
Publishing	126,828	132,049	118,964
Corporate and intercompany eliminations	(284)	(901)	(857)
Total	$ 378,794	$ 386,513	$ 377,071

Gross Profit:
Educational Resources	89,093	95,438	96,770
Publishing	74,021	77,141	69,906
Corporate and Interco Elims	888	790	1,235
Total	164,002	173,369	167,911

Gross Profit:
Educational Resources	35.3%	37.4%	37.4%
Publishing	58.4%	58.4%	58.8%
Total	43.3%	44.9%	44.5%

Operating income (loss) and income (loss)
before provision for income taxes:
Educational Resources	$ 30,099	$ 39,508	$ 39,486
Publishing	42,935	43,853	36,025
Corporate and intercompany eliminations	(10,049)	(10,138)	(6,439)
Operating income (loss)	62,985	73,223	69,072
Interest expense and other	5,369	6,533	7,159
Income (loss) before provision for income taxes	$ 57,616	$ 66,690	$ 61,913

	July 26, 2008	July 28, 2007	July 29, 2006
Identifiable assets (as of quarter end):
Educational Resources	$ 601,329	$ 591,351	$ 582,796
Publishing	632,683	660,099	633,143
Corporate and intercompany eliminations	49,384	41,507	34,082
Total assets of continuing segments	1,283,396	1,292,957	1,250,021
Discontinued operations	-	15,122	46,222
Total	$ 1,283,396	$ 1,308,079	$ 1,296,243

	Three Months Ended
	July 26, 2008	July 28, 2007	July 29, 2006

Depreciation and amortization of intangible assets
and development costs:
Educational Resources	$ 1,782	$ 1,703	$ 1,744
Publishing	3,939	5,202	4,298
Corporate	2,317	2,041	1,434
Total continuing segments	8,038	8,946	7,476
Discontinued operations	-	580	708
Total	$ 8,038	$ 9,526	$ 8,184

Expenditures for property, plant and equipment, intangible
and other assets and development costs:
Educational Resources	$ 253	$ 287	$ 429
Publishing	1,760	1,787	1,664
Corporate	1,887	2,723	6,531
Total continuing segments	3,900	4,797	8,624
Discontinued operations	-	1,571	526
Total	$ 3,900	$ 6,368	$ 9,150

	Three Months Ended
	October 25, 2008	October 27, 2007	October 28, 2006

Revenue:
Educational Resources	$ 266,286	$ 256,933	$ 258,296
Publishing	124,089	136,365	113,106
Corporate and intercompany eliminations	(69)	(379)	(177)
Total	$ 390,306	$ 392,919	$ 371,225

Gross Profit:
Educational Resources	88,172	89,969	92,078
Publishing	70,068	76,613	61,549
Corporate and Interco Elims	877	957	1,193
Total	159,117	167,539	154,820

Gross Profit:
Educational Resources	33.1%	35.0%	35.6%
Publishing	56.5%	56.2%	54.4%
Total	40.8%	42.6%	41.7%

Operating income (loss) and income (loss)
before provision for income taxes:
Educational Resources	$ 31,014	$ 34,531	$ 35,291
Publishing	37,944	42,500	28,387
Corporate and intercompany eliminations	(9,930)	(9,201)	(6,747)
Operating income (loss)	59,028	67,830	56,931
Interest expense and other	5,962	7,456	8,119
Income (loss) before provision for income taxes	$ 53,066	$ 60,374	$ 48,812

	Six Months Ended
	October 25, 2008	October 27, 2007	October 28, 2006
Identifiable assets (as of quarter end):
Educational Resources	$ 567,650	$ 541,272	$ 527,462
Publishing	567,974	614,724	584,543
Corporate and intercompany eliminations	47,275	39,340	37,559
Total assets of continuing segments	1,182,899	1,195,336	1,149,564
Discontinued operations	-	16,122	44,123
Total	$ 1,182,899	$ 1,211,458	$ 1,193,687

	Three Months Ended
	October 25, 2008	October 27, 2007	October 28, 2006

Depreciation and amortization of intangible assets
and development costs:
Educational Resources	$ 1,680	$ 1,667	$ 1,796
Publishing	3,498	4,361	4,114
Corporate	2,329	2,016	1,502
Total continuing segments	7,507	8,044	7,412
Discontinued operations	-	656	963
Total	$ 7,507	$ 8,700	$ 8,375

Expenditures for property, plant and equipment, intangible
and other assets and development costs:
Educational Resources	$ 385	$ 545	$ 354
Publishing	2,580	1,685	1,585
Corporate	2,305	3,595	4,317
Total continuing segments	5,270	5,825	6,256
Discontinued operations	-	780	558
Total	$ 5,270	$ 6,605	$ 6,814

	Three Months Ended
	January 24, 2009	January 26, 2008	January 27, 2007

Revenue:
Educational Resources	$ 96,698	$ 105,168	$ 101,554
Publishing	24,948	29,756	27,882
Corporate and intercompany eliminations	64	(85)	(620)
Total	$ 121,710	$ 134,839	$ 128,816

Gross Profit:
Educational Resources	33,133	37,780	37,169
Publishing	9,561	13,207	13,319
Corporate and Interco Elims	605	703	368
Total	43,299	51,690	50,856

Gross Profit:
Educational Resources	34.3%	35.9%	36.6%
Publishing	38.3%	44.4%	47.8%
Total	35.6%	38.3%	39.5%

Operating income (loss) and income (loss)
before provision for income taxes:
Educational Resources	$ (4,771)	$ (2,515)	$ (1,686)
Publishing	(13,510)	(12,405)	(11,636)
Corporate and intercompany eliminations	(11,703)	(9,951)	(7,403)
Operating income (loss)	(29,984)	(24,871)	(20,725)
Interest expense and other	4,916	6,144	6,698
Income (loss) before provision for income taxes	$ (34,900)	$ (31,015)	$ (27,423)

	Nine Months Ended
	January 24, 2009	January 26, 2008	January 27, 2007
Identifiable assets (as of quarter end):
Educational Resources	$ 475,598	$ 488,379	$ 462,580
Publishing	532,999	579,597	565,478
Corporate and intercompany eliminations	43,603	34,016	38,442
Total assets of continuing segments	1,052,200	1,101,992	1,066,500
Discontinued operations	-	15,653	43,311
Total	$ 1,052,200	$ 1,117,645	$ 1,109,811

	Three Months Ended
	January 24, 2009	January 26, 2008	January 27, 2007

Depreciation and amortization of intangible assets
and development costs:
Educational Resources	$ 1,603	$ 1,637	$ 1,737
Publishing	3,206	3,232	3,418
Corporate	2,412	2,282	1,809
Total continuing segments	7,221	7,151	6,964
Discontinued operations	-	728	935
Total	$ 7,221	$ 7,879	$ 7,899

Expenditures for property, plant and equipment, intangible
and other assets and development costs:
Educational Resources	$ 615	$ 332	$ 331
Publishing	2,221	2,101	1,513
Corporate	1,875	3,843	3,276
Total continuing segments	4,711	6,276	5,120
Discontinued operations	-	923	1,073
Total	$ 4,711	$ 7,199	$ 6,193

	Three Months Ended
	April 25, 2009	April 26, 2008	April 28, 2007

Revenue:
Educational Resources	$ 121,834	$ 137,708	$ 129,108
Publishing	34,338	37,120	38,026
Corporate and intercompany eliminations	(2)	(1,196)	(1,094)
Total	$ 156,170	$ 173,632	$ 166,040

Gross Profit:
Educational Resources	46,243	51,956	50,698
Publishing	15,264	17,444	20,636
Corporate and Interco Elims	678	(756)	716
Total	62,185	68,644	72,050

Gross Profit:
Educational Resources	38.0%	37.7%	39.3%
Publishing	44.5%	47.0%	54.3%
Total	39.8%	39.5%	43.4%

Operating income (loss) and income (loss)
before provision for income taxes:
Educational Resources	$ 6,405	$ 5,139	$ 7,123
Publishing	(8,766)	(8,796)	(7,757)
Corporate and intercompany eliminations	(11,984)	(13,037)	(10,846)
Operating income (loss)	(14,345)	(16,694)	(11,480)
Interest expense and other	4,304	5,414	6,129
Income (loss) before provision for income taxes	$ (18,649)	$ (22,108)	$ (17,609)

	For the Year Ended
	April 25, 2009	April 26, 2008	April 28, 2007
Identifiable assets (as of quarter end):
Educational Resources	$ 450,002	$ 492,256	$ 475,004
Publishing	533,468	561,011	582,921
Corporate and intercompany eliminations	91,581	64,060	37,245
Total assets of continuing segments	1,075,051	1,117,327	1,095,170
Discontinued operations	-	-	15,709
Total	$ 1,075,051	$ 1,117,327	$ 1,110,879

	Three Months Ended
	April 25, 2009	April 26, 2008	April 28, 2007

Depreciation and amortization of intangible assets
and development costs:
Educational Resources	$ 1,656	$ 1,688	$ 1,763
Publishing	3,893	2,865	3,017
Corporate	2,414	2,407	2,024
Total continuing segments	7,963	6,960	6,804
Discontinued operations	-	1,242	822
Total	$ 7,963	$ 8,202	$ 7,626

Expenditures for property, plant and equipment, intangible
and other assets and development costs:
Educational Resources	$ 688	$ 263	$ 379
Publishing	2,272	3,350	2,313
Corporate	3,305	4,389	2,850
Total continuing segments	6,265	8,002	5,542
Discontinued operations	-	398	356
Total	$ 6,265	$ 8,400	$ 5,898